UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                 March 10, 1998
                Date of Report (Date of earliest event reported)


                           SA TELECOMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

Delaware                         0-18048                    75-228519
(State Of                        (Commission                (IRS Employer
Incorporation)                   File Number)               Identification No.)



                        1600 Promenade Center, 15th Floor
                              Richardson, TX 75080
                     (Address of Principal Executive Office)



                                 (972) 690-5888
              (Registrant's Telephone Number, Including Area Code)



                                (Not Applicable)
                         (Former Name or Former Address,
                          if Changed Since Last Report)

ITEM 5.  OTHER EVENTS


          In conjunction with the sale (the "Sale") of substantially all of the assets of SA Telecommunications, Inc. and its subsidiaries (collectively, the "Company") to EqualNet Corporation (the "Buyer"), EqualNet Holding Corp. ("EqualNet" and, collectively with the Buyer, the "EqualNet Parties") is providing debtor-in-possession financing to the Company in the amount of $1,500,000 to cover operating costs incurred by the Company prior to the closing of the Sale (the "EqualNet DIP Financing"). On March 13, 1998, the Bankruptcy Court entered an order approving the EqualNet DIP Financing (the "DIP Order"). Copies of (i) the DIP Order and (ii) the stipulation setting forth the terms of the EqualNet DIP Financing are attached hereto as Exhibits 99.1 and 2.1, respectively, and are incorporated herein by reference.

          In addition, the Company entered into a Management and Services Agreement with the EqualNet Parties under which the EqualNet Parties will take operational control of the Company and the Company will, after the Closing Date, provide telecommunications services to the EqualNet Parties until the transition to the Buyer of the Company's customers is completed (the "Management Agreement"). On March 24, 1998, the Bankruptcy Court entered an order approving the Management Agreement (the "Management Agreement Order"). Copies of (i) the Management Agreement Order and (ii) the Management Agreement are attached hereto as Exhibits 99.2 and 2.2, respectively, and are incorporated herein by reference.

          Closing of the Sale remains contingent upon the receipt by EqualNet of shareholder approval and several other conditions. However, the holders of at least 51% of the common stock of EqualNet have agreed to vote their shares in favor of the purchase by the Buyer of the Company's assets.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits:

                  99.1 Order Granting Remainder of Relief with Respect to Motion (i) Pursuant to Sections 363(b) and 105(a) of the Bankruptcy Code Approving (a) Break-Up Fee and Expense Reimbursement in Favor of EqualNet Holding Corp. and (b) Minimum Overbid Provisions and (ii) Pursuant to Section 364 of the Bankruptcy Code Approving Overadvance Facility Under the Post-Petition Lending Facility.

                  2.1       Stipulation     Concerning      Debtor-in-Possession
                            Financing Provided by EqualNet Holding Corp.

                  99.2 Order Approving Execution of Management and Services Agreement.

                  2.2       Management and Services Agreement.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  SA TELECOMMUNICATIONS, INC.


DATE: April 8, 1998                               By: /s/ Albert B. Gordon, Jr.
                                                     ------------------------
                                                     Albert B. Gordon, Jr.
                                                     Chief Executive Officer